Rule 497(e)
File No. 333-146827

Innovator ETFs Trust

(the “Trust”)

Innovator Growth Accelerated Plus ETF™ – October

Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October

Innovator U.S. Equity Accelerated ETF™ – October

Innovator U.S. Equity Accelerated Plus ETF™ – October

(each, a “Fund” and together, the “Funds”)

Supplement To each Fund’s Prospectus
Dated February 27, 2023

September 22, 2023

As described in detail in each Fund’s prospectus, an investment in shares of a Fund is subject to an upside return cap (the “Cap”) that represents the maximum percentage return an investor can achieve from an investment in the Fund for the Outcome Period of approximately one year. The current Outcome Period will end on September 30, 2023, and each Fund will commence a new Outcome Period that will begin on October 1, 2023 and end on September 30, 2024. Each Fund’s Cap will not be determined until the start of the new Outcome Period on October 1, 2023. A supplement to each Fund’s prospectus will be filed on September 29, 2023 that will include the actual Cap for the new Outcome Period, which may be higher or lower than the estimated Cap ranges set forth below. As of September 21, 2023, the expected range of each Fund’s Cap is set forth below.

Fund Name	Ticker	Estimated Cap Range
Innovator Growth Accelerated Plus ETF™ – October	QTOC	19.90% – 21.43% (19.11% – 20.64% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated 9 Buffer ETF™ – October	XBOC	12.69% – 13.74% (11.90% – 12.95% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated ETF™ – October	XDOC	16.94% – 18.40% (16.15% – 17.61% after taking into account the Fund’s unitary management fee)
Innovator U.S. Equity Accelerated Plus ETF™ – October	XTOC	15.68% – 16.95% (14.89% – 16.16% after taking into account the Fund’s unitary management fee)

Please Keep This Supplement With Your Prospectus For Future Reference